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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 22, 2003 relating to the financial statements, which appears in the 2002 Annual Report to Shareholders, which is incorporated by reference in Old National Bancorp's Annual Report on Form 10-K for the year ended December 31, 2002.

/s/ PricewaterhouseCoopers LLP
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Chicago, Illinois
May 27, 2003